Exhibit 21.1
NOBLE CORPORATION plc SUBSIDIARIES (as of December 31, 2024)

Name	State or other jurisdiction of incorporation or organization
Arethusa Off-Shore, LLC	Delaware
Brasdril Sociedade de Perfurações Ltda.	Brazil
Bully 1 (Switzerland) GmbH	Switzerland
Bully 2 (Switzerland) GmbH	Switzerland
Coastal Trading de México, S. de R.L. de C.V.	Mexico
Diamond Finance, LLC	Delaware
Diamond Foreign Asset Company	Cayman Islands
Diamond M Corporation	Texas
Diamond M Servicios, S.A.	Venezuela
Diamond Offshore (Bermuda) Limited	Bermuda
Diamond Offshore (Brazil) L.L.C.	Delaware
Diamond Offshore (Singapore) Pte Ltd	Singapore
Diamond Offshore (Switzerland) GmbH	Switzerland
Diamond Offshore (Trinidad) L.L.C.	Delaware
Diamond Offshore Development Company	Delaware
Diamond Offshore Drilling (Bermuda) Limited	Bermuda
Diamond Offshore Drilling (Cayman Trust) Private Trust Company Limited	Cayman Islands
Diamond Offshore Drilling (Nigeria) Limited	Nigeria
Diamond Offshore Drilling (Overseas) L.L.C.	Delaware
Diamond Offshore Drilling Company N.V.	Curaçao
Diamond Offshore Drilling Limited	Cayman Islands
Diamond Offshore Drilling Sdn. Bhd.	Malaysia
Diamond Offshore Drilling Services GmbH	Switzerland
Diamond Offshore Enterprises Limited	UK
Diamond Offshore Finance Company	Delaware
Diamond Offshore General, LLC	Delaware
Diamond Offshore Holding, L.L.C.	Delaware
Diamond Offshore International Limited	Cayman Islands
Diamond Offshore International, L.L.C.	Delaware
Diamond Offshore Leasing Ltd.	Labuan
Diamond Offshore Limited	UK
Diamond Offshore Management Company	Delaware
Diamond Offshore Netherlands B.V.	Netherlands
Diamond Offshore Services Limited	Bermuda
Diamond Offshore Services, LLC	Delaware
Diamond Offshore, LLC	Delaware
Diamond Rig Investments Limited	UK
Frontier Driller Cayman, Ltd.	Cayman Islands
Frontier Driller Kft.	Hungary
Frontier Driller, Inc.	Delaware
Frontier Driller, Ltd.	Cayman Islands/Luxembourg
Horizon56 A/S	Denmark
Horizon56 Norge AS	Norway
Maersk Drilling Nigeria JVCO Limited	Nigeria
Maersk Drilling Nigeria Operations Limited	Nigeria
Mexdrill Offshore, S. de R.L. de C.V.	Mexico

Exhibit 21.1

Name	State or other jurisdiction of incorporation or organization
Mexdrill, L.L.C.	Delaware
M-S Drilling S.A.	Panama
ND Myanmar Limited	Myanmar
NDI Cayman Limited	Cayman Islands
NE do Brasil Participacoes E Investimentos Ltda.	Brazil
NE Drilling do Brasil Serviços de Petróleo Ltda.	Brazil
NE Drilling Servicos do Brasil Ltda.	Brazil
NL Cayman Limited	Cayman Islands
NL III Cayman Limited	Cayman Islands
Noble 2018-III Guarantor LLC	Delaware
Noble 2018-IV Guarantor LLC	Cayman Islands
Noble Asset Mexico LLC	Delaware
Noble BD LLC	Delaware
Noble Bill Jennings LLC	Delaware
Noble Campeche Limited	Cayman Islands
Noble Cayman Limited	Cayman Islands
Noble Cayman SCS Holding Limited	Cayman Islands
Noble Contracting II GmbH	Switzerland
Noble Contracting Offshore Drilling (M) Sdn Bhd	Malaysia
Noble Corporation 2022 Limited	United Kingdom
Noble Corporation Holding LLC	Cayman Islands
Noble Deepwater (B) Sdn Bhd	Brunei
Noble Drilling (Carmen) Limited	Cayman Islands
Noble Drilling (Ghana) Limited	Ghana
Noble Drilling (Guyana) Inc.	Guyana
Noble Drilling (Land Support) Limited	United Kingdom
Noble Drilling (Luxembourg) S.à r.l.	Luxembourg
Noble Drilling (Myanmar) Limited	Myanmar
Noble Drilling (Nederland) II B.V.	Netherlands
Noble Drilling (Norway) AS	Norway
Noble Drilling (TVL) Ltd.	Cayman Islands
Noble Drilling (U.S.) LLC	Delaware
Noble Drilling A/S	Denmark
Noble Drilling Americas LLC	Cayman Islands
Noble Drilling Arabia Company Limited	Saudi Arabia
Noble Drilling Arabia Services LLC	Delaware
Noble Drilling Australia Pty Ltd	Australia
Noble Drilling Contracting (Egypt) LLC	Egypt
Noble Drilling Deepwater A/S	Denmark
Noble Drilling Deepwater Egypt LLC	Egypt
Noble Drilling Doha LLC	Doha, Qatar
Noble Drilling DS A/S	Denmark
Noble Drilling Egypt LLC	Egypt
Noble Drilling Exploration Company LLC	Delaware
Noble Drilling Holding LLC	Cayman Islands
Noble Drilling Holdings (Cyprus) Limited	Cyprus

Exhibit 21.1

Name	State or other jurisdiction of incorporation or organization
Noble Drilling International GmbH	Switzerland
Noble Drilling JS Services, Lda.	Angola
Noble Drilling Malaysia Sdn. Bhd.	Malaysia
Noble Drilling México, S. De R.L. De C.V.	Mexico
Noble Drilling Netherlands B.V.	Netherlands
Noble Drilling NHIL LLC	Cayman Islands
Noble Drilling Nigeria Holdings Pte. Ltd.	Singapore
Noble Drilling Norge AS	Norway
Noble Drilling North Sea A/S	Denmark
Noble Drilling Offshore (Labuan) Pte. Ltd.	Labuan, Malaysia
Noble Drilling Offshore International A/S	Denmark
Noble Drilling Offshore Limited	Cayman Islands
Noble Drilling Operating Services A/S	Denmark
Noble Drilling Operations Americas A/S	Denmark
Noble Drilling Operations Ghana Ltd.	Ghana
Noble Drilling Operations Mexico S.A. de C.V.	Mexico
Noble Drilling Poland sp. Z o.o.	Poland
Noble Drilling Services (Canada) Corporation	Nova Scotia, Canada
Noble Drilling Services 6 LLC	Cayman Islands
Noble Drilling Services Azerbaijan LLC	Azerbaijan
Noble Drilling Services LLC	Cayman Islands
Noble Drilling Services S.A. de C.V.	Mexico
Noble Drilling Services Singapore Pte. Ltd.	Singapore
Noble Drilling Singapore Pte. Ltd.	Singapore
Noble Drilling UK Limited	United Kingdom
Noble Drilling USA Inc.	Delaware
Noble Drilling West Africa Limited	Nigeria
Noble Drillship I Singapore Pte. Ltd.	Singapore
Noble Drillship II Singapore Pte. Ltd.	Singapore
Noble Drillship III Singapore Pte. Ltd.	Singapore
Noble Drillship IV Singapore Pte. Ltd.	Singapore
Noble Drillships 2 S.à r.l.	Luxembourg
Noble Drillships Holdings 2, Ltd.	Cayman Islands
Noble Drillships Holdings, Ltd.	Cayman Islands
Noble Drillships S.à r.l.	Luxembourg
Noble DT LLC	Delaware
Noble Eagle LLC	Delaware
Noble Earl Frederickson LLC	Delaware
Noble Engineering & Development de Venezuela C.A.	Venezuela
Noble FDR Holdings Limited	Cayman Islands
Noble Finance Company	Cayman Islands
Noble Finance II LLC	Delaware
Noble Gene Rosser Limited	Cayman Islands
Noble Highlander UK Ltd.	United Kingdom
Noble Holdco (UK) Limited	UK
Noble Holding (Luxembourg) S.à. r.l.	Luxembourg

Exhibit 21.1

Name	State or other jurisdiction of incorporation or organization
Noble Holding (Netherlands) B.V.	Netherlands
Noble Holding (U.S.) Eagle LLC	Delaware
Noble Holding (U.S.) LLC	Cayman Islands
Noble Holding Europe S.à r.l.	Luxembourg
Noble Holding Land Support Limited	Scotland
Noble Integrator Operations AS	Norway
Noble International Finance Company	Cayman Islands
Noble International Services LLC	Delaware
Noble Intrepid Operations AS	Norway
Noble Invincible Operation AS	Norway
Noble Labuan Ltd.	Labuan
Noble Leasing (Switzerland) GmbH	Switzerland
Noble Leasing III (Switzerland) GmbH	Switzerland
Noble Leasing V (Switzerland) GmbH	Switzerland
Noble Mexico Limited	Cayman Islands
Noble Mexico Services Limited	Cayman Islands
Noble NDC Holding (Cyprus) Limited	Cyprus
Noble NDUS Holdings UK Limited	United Kingdom
Noble NDUS UK Leasing Limited	United Kingdom
Noble NDUS UK Ltd	United Kingdom
Noble NEC Holdings Limited	United Kingdom
Noble Newco Sub Limited	Cayman Islands
Noble North Africa Limited	Cayman Islands
Noble Offshore (Ireland) Limited	Ireland
Noble Offshore (North Sea) Ltd.	Cayman Islands
Noble Offshore Contracting Limited	Cayman Islands
Noble Offshore Crew Management (Guernsey) Limited	Guernsey
Noble Offshore Drilling (UK) Ltd	UK
Noble Offshore Drilling, Inc.	Delaware
Noble Offshore Mexico Limited	Cayman Islands
Noble Offshore Services de Mexico, S. de R.L. de C.V.	Mexico
Noble Resources Limited	Cayman Islands
Noble Rigworld Ghana Limited	Ghana
Noble SA Limited	Cayman Islands
Noble Services Company LLC	Delaware
Noble Services International Limited	Cayman Islands
Noblecorp Drilling Holdings Singapore Pte. Ltd.	Singapore
Offshore Drilling Services (Netherlands) B.V.	Netherlands
Offshore Drilling Services of Mexico S. de R.L. de C.V.	Mexico
Pacific Bora Ltd.	Liberia
Pacific Deepwater Construction Ltd	BVI
Pacific Drilling Administrator Limited	BVI
Pacific Drilling Company LLC	Cayman Islands
Pacific Drilling do Brasil Investimentos Ltda.	Brazil
Pacific Drilling do Brasil Serviços de Perfurção Ltda.	Brazil
Pacific Drilling Ghana Ltd	Ghana

Exhibit 21.1

Name	State or other jurisdiction of incorporation or organization
Pacific Drilling Holding (Delaware) LLC	Delaware
Pacific Drilling Holding (Gibraltar) Limited	Gibraltar
Pacific Drilling International Ltd	BVI
Pacific Drilling Limited	Liberia
Pacific Drilling Manpower Ltd.	BVI
Pacific Drilling Manpower, Inc.	Delaware
Pacific Drilling N.V.	Neth. Antilles
Pacific Drilling Netherlands Coöperatief U.A.	Netherlands
Pacific Drilling Operations Limited	BVI
Pacific Drilling Operations, Inc.	Delaware
Pacific Drilling S.A.	Luxembourg
Pacific Drilling South America 1 Limited	BVI
Pacific Drilling South America 2 Limited	BVI
Pacific Drilling V Limited	BVI
Pacific Drilling VII Limited	BVI
Pacific Drilling VIII Limited	BVI
Pacific Drilling, Inc.	Delaware
Pacific Drilling, LLC	New York
Pacific Drillship México, S. de R.L. de C.V.	Mexico
Pacific Drillship Nigeria Limited	BVI
Pacific International Drilling West Africa Limited	Nigeria
Pacific Menergy Ghana Ltd	Ghana
Pacific Mistral Ltd.	Liberia
Pacific Santa Ana Limited	BVI
Pacific Scirocco Ltd.	Liberia
PDM Viking Ghana Ltd.	Ghana
PT Aqza Dharma	Indonesia
Sedco Dubai LLC	Dubai, UAE
Storm Nigeria Limited	Nigeria
The Drilling Company of 1972 A/S	Denmark
Triton Engineering Services Company LLC	Delaware
Triton Engineering Services Company, S.A.	Venezuela
Triton International de Mexico S.A. De C.V.	Mexico
Triton International LLC	Delaware
Z North Sea, LLC	Delaware